SCHEDULE 14A INFORMATION
              Proxy Statement Pursuant to Section 14(a) of the
                       Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]    Preliminary Proxy Statement             [ ]  Confidential, for Use of
[X]    Definitive Proxy Statement                     Commission Only
[ ]    Definitive Additional Materials                (as permitted by Rule
[ ]    Soliciting Material Pursuant to                14a-6(e)(2))
         par 240.14a-11(c) or par. 240.14a-12


                            MidSouth Bancorp, Inc.
            ________________________________________________
            (Name of Registrant as Specified In Its Charter)


               Board of Directors of MidSouth Bancorp, Inc.
________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]     $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
           14a-6(i)(2) or item 22(a)(2) of Schedule 14A.
[ ]     $500 per each party to the controversy pursuant to
           Exchange Act Rule 14a-6(i)(3).
[ ]     Fee computed on table below per Exchange Act Rules
           14a-6(i)(4) and 0-11.

1)      Title of each class of securities to which transaction applies:

        _______________________________________________________________


2)      Aggregate number of securities to which transaction applies:

        _______________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        _______________________________________________________________

4)      Proposed maximum aggregate value of transaction:

        _______________________________________________________________

5)      Total Fee Paid:

        _______________________________________________________________

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)      Amount Previously Paid:

        __________________________

2)      Form, Schedule or Registration Statement No.:

        __________________________

3)      Filing Party:

        __________________________

4)      Date Filed:


        __________________________

                                MIDSOUTH BANCORP, INC.

                               102 Versailles Boulevard
                                  Versailles Centre
                              Lafayette, Louisiana 70501

                       NOTICE OF ANNUAL MEETING OF SHAREHOLDERS



          Lafayette, Louisiana
          April 13, 1998

          The annual meeting of shareholders of MidSouth Bancorp, Inc. ("MidSouth") will be held on Wednesday, May 13, 1998, at 2:00 p.m., local time, at MidSouth's main office, 102 Versailles Boulevard, Lafayette, Louisiana, to elect directors and consider such other matters as may properly come before the meeting or any adjournments thereof.

          Only holders of record of common stock at the close of business on March 31, 1998, are entitled to notice of and to vote at the meeting.

          Your vote is important regardless of the number of shares you own. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE. YOUR PROXY MAY BE REVOKED BY APPROPRIATE NOTICE TO MIDSOUTH'S SECRETARY AT ANY TIME PRIOR TO THE VOTING THEREOF.


                                             BY ORDER OF THE BOARD
                                             OF DIRECTORS


                                             Karen L. Hail
                                               Secretary

                                MIDSOUTH BANCORP, INC.

                               102 Versailles Boulevard
                                  Versailles Centre
                              Lafayette, Louisiana 70501

                                   PROXY STATEMENT


          This  Proxy Statement is furnished holders  of  common  stock  of
          MidSouth Bancorp, Inc. ("MidSouth") in connection with the solicitation on behalf of its Board of Directors (the "Board") of proxies for use at MidSouth's annual shareholders meeting (the "Meeting") to be held on Wednesday, May 13, 1998, at the time and place shown in the accompanying notice and at any adjournments thereof. This Proxy Statement is first being mailed to shareholders about April 13, 1998.

          Only holders of record of MidSouth common stock ("Common Stock") at the close of business on March 31, 1998, are entitled to notice of and to vote at the Meeting. On that date, MidSouth had outstanding 1,592,939 shares of Common Stock, plus any shares issued on conversion of its Preferred Stock or acquired pursuant to MidSouth's Dividend Reinvestment and Stock Purchase Plan from March 20 through March 31, 1998, each of which is entitled to one vote.

          The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum. If a quorum is present, directors are elected by plurality vote; with respect to any other proposal properly before the Meeting, if the Board has recommended it by the affirmative vote of the majority of the Continuing Directors, as defined in MidSouth's Articles of Incorporation ("Articles"), then, generally, the affirmative vote of a majority of the votes cast is required to approve it, but if it is not so recommended, then the affirmative vote of 80% of the Total Voting Power, as defined in the Articles, is required to approve it. MidSouth's By-laws provide that the Continuing Directors will appoint the Judge(s) of Election and that all questions as to the qualification of voters, validity of proxies and the acceptance or rejection of votes will be decided by the Judge(s).

          Abstentions or broker non-votes will have no effect on the election of directors. With respect to any other proposal, abstentions and broker non-votes will be counted as votes not cast and will have no effect on any proposal requiring a majority of votes cast to approve it and will have the effect of a vote against any proposal requiring an affirmative vote of a percentage of the Total Voting Power.

          All proxies received in the form enclosed will be voted as specified and, in the absence of instructions to the contrary, will be voted for the election of the persons named herein. MidSouth does not know of any matters to be presented at the Meeting other than those described herein; however, if any other matters properly come before the Meeting or any adjournments thereof, it is the intention of the persons named in the enclosed proxy to vote the shares represented by them in accordance with their best judgment.

          The enclosed proxy may be revoked by the shareholder at any time prior to its exercise by filing with MidSouth's Secretary a written revocation or a duly executed proxy bearing a later date. A shareholder who votes in person in a manner inconsistent with a proxy previously filed on his or her behalf will be deemed to have revoked the proxy as to the matters voted upon in person.

          The cost of soliciting proxies in the enclosed form will be borne by MidSouth. In addition to the use of the mails, proxies may be solicited by personal interview, telephone, telegraph, facsimile and e-mail. Banks, brokerage houses and other nominees or fiduciaries may be requested to forward the soliciting material to their principals and to obtain authorization for the execution of proxies, and MidSouth will, upon request, reimburse them for their expenses in so acting.


                                ELECTION OF DIRECTORS

          The Articles provide for three classes of directors, with one class to be elected at each annual meeting for a three-year term. At the Meeting, Class II Directors will be elected to serve until the third succeeding annual meeting and until their successors have been duly elected and qualified.

          Unless authority is withheld, the persons named in the enclosed proxy will vote the shares represented by the proxies received by them for the election of the two Class II director nominees named below. In the unanticipated event that one or more nominees cannot be a candidate at the Meeting, the shares represented will be voted in favor of such other nominees as may be designated by the Board. Directors will be elected by plurality vote.

          Other than the Board, only shareholders entitled to vote for the election of directors who have complied with the procedures of
          Article IV(H) of MidSouth's Articles may nominate a person for election. To do so, the shareholder must have given written notice to MidSouth by January 15, 1998, of the following: (1) as to each person whom he or she proposes to nominate, (a) his or her name, age, business address, residential address, principal occupation or employment, and the class and number of shares of MidSouth's stock of which he or she is the beneficial owner and
          (b) any other information relating to such person that would be required to be disclosed in solicitations of proxies for the election of directors by Regulation 14A under the Securities Exchange Act of 1934 (the "Exchange Act"); and (2) as to the shareholder giving the notice, (a) his or her name and address and the class and number of shares of stock of MidSouth of which he or she is the beneficial owner and (b) a description of any agreements, arrangements or relationships between the shareholder and each person he or she proposes to nominate. Two inspectors, not affiliated with MidSouth, appointed by MidSouth's Secretary, will determine whether the notice provisions were met; if they determine that the shareholder has not complied with Article IV(H), the defective nomination will be disregarded.

          The following table sets forth certain information as of March 31, 1998, with respect to each director nominee and each director  whose  term  as  a  director  will  continue  after the
          Meeting. Unless otherwise indicated, each person has been engaged in the principal occupation shown for the past five years. The Board recommends a vote FOR each of the two nominees named below.


       Director nominees for terms expiring in 2001 (Class II Directors)


                                                                         Year First
                   Name        Age   Principal Occupation              Became Director
                   ____        ___   ____________________              _______________

           Will G.              50   President, Acadiana Fast Foods          1985
           Charbonnet, Sr.           Inc. (owner/ operator of fast
                                     food stores); Chairman of the
                                     Board, MidSouth and MidSouth
                                     National Bank (the "Bank"), the
                                     wholly-owned subsidiary of
                                     MidSouth


           Clayton Paul         72   President, Badger Oil                   1992<FN1>
           Hilliard                  Corporation





         Directors whose terms expire in 1999 (Class III Directors)



                                                                         Year First
                   Name        Age   Principal Occupation              Became Director
                   ____        ___   ____________________              _______________

          James R. Davis, Jr.   45   President, Advanced Pay                 1991
                                     Cellular, Inc. (1997-Present);
                                     Owner, Davis/Wade Financial
                                     Services, LLC (1995-Present);
                                     Owner, Safe-America Security
                                     System (1994-1995)


          Karen L. Hail         44   Chief Financial Officer and             1988
                                     Secretary, MidSouth


          Milton B. Kidd, III,  49   Optometrist, Kidd Vision                1996<FN2>
          O.D.                       Centers





         Directors whose terms expire in 2000 (Class I Directors)


                                                                          Year First
                   Name        Age   Principal Occupation               Became Director
                   ____        ___   ____________________               _______________

           C. R. Cloutier       51   President and C.E.O., MidSouth          1984
                                     and the Bank


           J. B. Hargroder,     67   Physician, retired                      1984
           M.D.


           William M. Simmons   64   Private Investments                     1984

           _____________________




           <FN1> Mr. Hilliard also served on the Boards of
                 MidSouth and the Bank from 1985 to 1987.

           <FN2> Dr. Kidd has served on the Board of the Bank
                 since April 1, 1994.

                              _________________________


          During  1997,  the  Board  held  14  meetings.  Each   incumbent
          director attended  at  least  75%  of  the aggregate  number   of
          meetings held during 1997 of the Board and committees of which he or she was a member.

          The Board has an Executive Committee, an Audit and Loan Review Committee and a Personnel Committee. The members of the Executive Committee are Messrs. Charbonnet, Cloutier and Hargroder. The Committee's duties include nominations, shareholder relations, Bank examination and Securities and
          Exchange Commission ("SEC") reporting. The Committee will consider nominees who are proposed by shareholders in accordance with the procedures, described above, in MidSouth's Articles.

          The Committee did not meet in 1997 as matters usually taken up by it were brought to the full Board.

          The members of the Audit and Loan Review Committee are Messrs. Davis, Kidd, and Hilliard. The Committee, which held 12 meetings in 1997, is responsible for maintaining a program of internal accounting controls and monitoring all loans and lines of credit for consistency with the Bank's loan policies.

          The members of the Personnel Committee are Messrs. Charbonnet, Davis, Hargroder, Hilliard, Kidd, and Simmons. The Committee, which met 5 times in 1997, is responsible for evaluating the performance and setting the compensation of MidSouth's executive officers and administering MidSouth's Stock Incentive Plan.

          Directors of MidSouth are also directors of the Bank. Directors are entitled to fees of $200 per month for service on both boards, except for the Chairman of the Board, who receives an additional $400 per month. Each director also receives $250 for each regular meeting, and $125 for each special meeting, of the Board of the Bank and $100 for the first hour, and $50 per hour for each additional hour, of each committee meeting. Directors receive fees only for meetings they attend.

          Each of the current directors who are not employees have been granted options to purchase up to 7,312.5 shares of MidSouth Common Stock at its fair market value on the date of grant.

          The  Exchange  Act  and   applicable   SEC   regulations  require
          MidSouth's directors, executive officers and ten percent shareholders to file with the SEC initial reports of ownership and reports of changes in ownership of equity securities of MidSouth, and to furnish MidSouth with copies of all the reports they file. To MidSouth's knowledge, based on a review of reports furnished to MidSouth, all required reports were filed timely.


                           SECURITY OWNERSHIP OF MANAGEMENT
                            AND CERTAIN BENEFICIAL OWNERS

          Security Ownership of Management

          The following table sets forth certain information as of March 31, 1998, concerning the beneficial ownership of MidSouth's equity securities, consisting of Common Stock and Series A Convertible Preferred Stock, by each director and nominee of MidSouth, by its Chief Executive Officer and Chief Financial Officer (who are also directors), and by all directors and executive officers as a group. Unless otherwise indicated, the securities are held with sole voting and investment power. The table reflects shares of Common Stock beneficially owned, and the footnotes provide information on beneficial ownership of Preferred Stock.



                                         Amount and       Percent
                                         Nature of        of Class
              Name and Address           Beneficial
                                         Ownership<FN1>
              ________________           _____________    _________

              Will G. Charbonnet, Sr.    59,256<FN2>       3.72%



              C. R. Cloutier             99,770<FN3>       6.25%



              James R. Davis, Jr.        34,416<FN4>       2.16%



              Karen L. Hail              30,321<FN5>       1.90%



              J. B. Hargroder, M.D.     155,401<FN6>       9.73%



              Clayton Paul Hilliard      67,337<FN7>       4.22%



              Milton B. Kidd, III, O.D.  71,910<FN8>       4.54%



              William M. Simmons         54,716<FN9>       3.43%



              All directors and         620,563           38.43%
              executive officers as a
              group (13 persons)

          _________________



          <FN1>Common Stock   held   by   MidSouth's   Directors'  Deferred
          Compensation Trust (the "Trust") is beneficially owned by its Plan Administrator, MidSouth's Executive Committee, the members of which could be deemed to share beneficial ownership with respect to all Common Stock held in the Trust (111,081 shares or 6.97% as of March 31, 1998). For each director, the table includes the number of shares held for his or her account only, while the group figure includes all shares held in the Trust at March 31, 1998. Common Stock held by MidSouth's Employee Stock Ownership Plan (the "ESOP") is not included in the table, except that shares allocated to an individual's account are included as beneficially owned by that individual. Shares which may be acquired on conversion of Preferred Stock or exercise of currently exercisable options are deemed outstanding for purposes of computing the percentage of outstanding Common Stock owned by persons beneficially owning such shares and by all directors and executive officers as a group but are not otherwise deemed to be outstanding.

          <FN2>Includes 13,355 shares  as  to  which  he shares voting  and investment power, 14,481 shares held for his account in the Trust and 1,462 shares which he may acquire within 60 days pursuant to currently exercisable stock options ("Current Options").

          <FN3>Includes 17,251 shares  held  by the ESOP for  his  account,
          47,957 shares as to which he shares voting and investment power, 17,229 shares held for his account in the Trust, and 3,375 shares under Current Options. Mr. Cloutier's address is P. O. Box 3745, Lafayette, Louisiana 70502.

          <FN4>Includes  21,501 shares as to which  he  shares  voting  and investment power, 11,453 shares held for his account in the Trust, and 1,462 shares under Current Options.

          <FN5>Includes 12,770 shares held for her account in the ESOP, 418 shares as to which she shares voting and investment power, 11,305 shares held for her account in the Trust and 2,250 shares under Current Options.

          <FN6>Includes 132,614 shares as to  which  he  shares  voting and investment power, 15,567 shares held for his account in the Trust, 3,510 shares he has the right to acquire on conversion of 1,756 shares of Preferred Stock owned by him, and 1,462 shares under Current Options. Dr. Hargroder's address is P. O. Box 1049, Jennings, Louisiana 70546.

          <FN7>Includes 57,574  shares as  to  which  he shares voting  and investment power, 6,590 shares held for his account in the Trust, and 1,462 shares under Current Options.

          <FN8>Includes 26,771 shares  as  to  which he shares  voting  and investment power, 4,068 shares held for his account in the Trust and 1,462 shares under Current Options.

          <FN9>Includes 1,499 shares  as  to  which he  shares  voting  and investment power 14,929 shares held for his account in the Trust, and 1,462 shares under Current Options.

                             __________________

          Security Ownership of Certain Beneficial Owners

          The following table sets forth certain information as of March 31, 1998, concerning the only person other than the persons listed in the table above known to MidSouth to be the beneficial owner of more than five percent of its Common Stock.


           Name and Address              Shares Beneficially      Percent
          of Beneficial Owner                  Owned              of Class
          ___________________            ___________________      ________

          MidSouth Bancorp, Inc.,             165,100<FN1>          10.36 %
            Employee Stock
            Ownership Plan, ESOP
            Trustees and ESOP
            Administrative Committee
            P. O. Box 3745,
            Lafayette, LA   70502

          _________________________


          <FN1>The Administrative Committee directs the Trustees how to vote the approximately 14,681 unallocated shares of Common Stock in the ESOP as of March 31, 1998. Voting rights of the shares allocated to ESOP participants' accounts are passed through to them. The Trustees have investment power with respect to the ESOP's assets, but must exercise it in accordance with an investment policy established by the Administrative Committee. The Trustees are Donald R. Landry an executive officer of MidSouth, Earline Vincent a Bank officer and Kim Cormier, a Bank employee. The Administrative Committee consists of David L. Majkowski and Teri S. Stelly executive officers of MidSouth, and Dailene Melancon a Bank officer.

                             _________________

                   EXECUTIVE COMPENSATION AND CERTAIN TRANSACTIONS

          Summary of Executive Compensation

          The following table shows all compensation awarded to, earned by or paid to MidSouth's Chief Executive Officer, C. R. Cloutier, and Chief Financial Officer, Karen L. Hail, for all services rendered by them in all capacities to MidSouth and its subsidiaries for 1997. No other executive officer of MidSouth had total annual salary and bonus exceeding $100,000 for the year.



                                                               Long-Term Compensation
                                                      __________________________________________



                                                      Other                                         All Other
        Name and                                      Annual  Restricted  Securities                  Compen-
        Principal                 Salary    Bonus     Compen-   Stock     Underlying     LTIP         sation
        Position           Year   <FN1>     <FN2>     sation   Award(s)    Option(s)    Payouts       <FN3>
      ______________       ____  ________   _______   _______ __________  __________    _______     _________


      C. R. Cloutier       1997  $134,850   $20,023      0        0          16,875         0        $13,470
      Chief Executive      1996  $124,075   $17,586      0        0             0           0          7,311
       Officer             1995  $119,450   $19,445      0        0             0           0          5,865



      Karen L. Hail        1997  $ 96,075   $12,738      0        0          11,250         0        $ 9,307
      Chief Financial      1996  $ 88,600   $11,104      0        0             0           0          7,143
       Officer             1995  $ 85,100   $12,235      0        0             0           0          5,520





          <FN1>Includes director fees of $14,100 and $13,950  for  1997;
          $13,075 and $12,850 for 1996; and $11,950 and $11,600 for 1995
          for Mr. Cloutier and Ms. Hail, respectively.

          <FN2>Awarded pursuant to the Incentive Compensation Plan of the
          Bank.

          <FN3>Consists of an estimated $12,643 and $8,648 contributed by
          MidSouth to the ESOP for the accounts of each of Mr. Cloutier and Ms. Hail, respectively, and $827 and $659 paid by MidSouth in insurance premiums for term life insurance for the benefit of Mr. Cloutier and Ms. Hail, respectively.

                             __________________


          Option Exercises and Holdings

          The following table sets forth information with respect to Mr. C. R. Cloutier, and Ms. Hail, concerning their exercise of options during 1997 and unexercised options held as of December 31, 1997.



                         AGGREGATED OPTION EXERCISES IN 1997
                      AND OPTION VALUES AS OF DECEMBER 31, 1997



                              Shares                  Underlying Unexercised      In-the-Money Options
                           Acquired on     Value           Options at                     at
           Name              Exercise     Realized      December 31, 1997        December 31, 1997 <FN1>
      ________________     ___________   __________  _________________________ __________________________

                                                     Exercisable Unexercisable Exercisable  Unexercisable

      C. R. Cloutier            0           0            0          16,875         0          $189,844

      Karen L. Hail             0           0            0          11,250         0          $126,563

      __________________________


      <FN1>  Reflects the difference between the closing sale price of a share of MidSouth Common Stock on December 31, 1997, and the exercise price of the options.

                                ___________________


          1997 Stock Option Grants

          The following table sets forth information concerning the grant of stock options to Mr. Cloutier and Ms. Hail during 1997.


                               1997 Stock Option Grants
                               ________________________





                            No. of      % of Total
                            Shares      Options to    Exercise
                          Underlying    Employees      Price        Expiration
         Name               Options      in 1997       <FN1>            Date
         ____             __________    __________    ________      __________

      C. R. Cloutier        16,875        34.48%       $10.00       Feb. 27, 2007

      Karen L. Hail         11,250        22.99%       $10.00       Feb. 27, 2007

      ____________________



          <FN1>The exercise price represents the fair market value  of  the
          MidSouth Common Stock on the date of grant. The options are not exercisable for one year from the date of grant and become exercisable thereafter in 20% increments each year, unless exerciseability is accelerated by the Personnel Committee or upon a change in control of MidSouth.


                               ___________________________

          Employment and Severance Contracts with Named Executive Officers

          Mr. Cloutier and Ms. Hail each have a written employment agreement with the Bank for a term of one year, beginning February 15th of each year. The agreements are automatically extended for one year every year thereafter beginning on the termination date, unless written notice of termination is given by any party to the agreement not later than 60 days before the termination
          date.   Pursuant  to  the  contract,  Mr.

          Cloutier and Ms. Hail receive term life insurance equal to four times their annual salary payable to a beneficiary of their choice and disability insurance of not less than two-thirds of their annual salary. Mr. Cloutier's and Ms. Hail's contracts have a severance provision which entitles them to one year's salary if the agreement is terminated by the Bank, unless they are removed by a regulatory body.

          Certain Transactions

          Directors, nominees and executive officers of MidSouth and their associates have been customers of, and have borrowed from, the Bank in the ordinary course of business, and such transactions are expected to continue in the future. In the opinion of MidSouth's management, such transactions have been on substantially the same terms, including interest rates and collateral, as those prevailing at the time of comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features.


                            RELATIONSHIP WITH INDEPENDENT
                                  PUBLIC ACCOUNTANTS

          MidSouth's consolidated financial statements for 1997 were audited by Deloitte & Touche, LLP, and the Board has appointed it to audit MidSouth's financial statements for 1998. Representatives of Deloitte & Touche, LLP are not expected to be present at the meeting.


                                SHAREHOLDER PROPOSALS

          Eligible shareholders who desire to present a proposal qualified for inclusion in the proxy materials relating to the 1999 annual meeting must forward such proposal to the Secretary of MidSouth at the address listed on the first page of this Proxy Statement in time to arrive at MidSouth before December 14, 1998.


          ANY SHAREHOLDER MAY BY WRITTEN REQUEST OBTAIN WITHOUT CHARGE A COPY OF MIDSOUTH'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 1997, WITHOUT EXHIBITS. REQUESTS SHOULD BE ADDRESSED TO SALLY D. GARY, INVESTOR RELATIONS, MIDSOUTH BANCORP, INC.,
          P. O. BOX 3745, LAFAYETTE, LOUISIANA 70502.

                                         By Order of the Board of Directors


                                            Karen L. Hail
                                              Secretary
          Lafayette, Louisiana
          April 13, 1998

                                   PROXY

                            MIDSOUTH BANCORP, INC.

                                May 13, 1998
                       Annual Meeting of Shareholders

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Raymond F. Mikolajczyk and Barbara Hightower, or any of them, proxies of the undersigned, with full power of substitution, to represent the undersigned and to vote all of the shares of Common Stock of MidSouth Bancorp, Inc. (the "Company") that the undersigned is entitled to vote at the annual meeting of the shareholders of the Company to be held on May 13, 1998 and at any and all adjournments thereof.

This proxy will be voted as specified.  If no specific       Please mark  [ X ]
directions are given, this proxy will be voted FOR the       your votes
nominees named.                                              as indicated
                                                             in this
                                                             example


1. Election of Class II Directors

FOR all nominees         WITHHOLD           Nominees:  Will G. Charbonnet, Sr.
Listed except        authority for all                 Clayton Paul Hillard
As marked                nominees
To the contrary

  [  ]                    [  ]              If you wish to withhold authority
                                            to vote for certain of the nominees
                                            listed, strike through the
                                            nominee(s) names.

2. In their discretion, to vote upon such other business as may properly Come before the meeting or any adjournment thereof.



                                            Please sign exactly as name appears
                                            on the certificate or certificates
                                            representing shares to be voted by
                                            the proxy.  When signing as
                                            executor, administrator, attorney,
                                            trustee or guardian, please give
                                            full title as such.  If a
                                            corporation, please sign in full
                                            corporate name by president or
                                            other  authorized persons.  If a
                                            partnership, please sign in
                                            partnership name by authorized
                                            persons.


                                            Date:  __________________, 1998


                                            ________________________________
                                                 Signature of Shareholder


                                            ________________________________
                                               Signature (if jointly owned)

                                            PLEASE MARK, SIGN, DATE AND
                                            RETURN THIS PROXY CARD TO
                                            THE COMPANY PROMPTLY USING
                                            THE ENCLOSED ENVELOPE.